SCHEDULE OF FINANCIAL EXPENSE (INCOME), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial Expense Income Net
Revaluation of Marketable securities to fair value	$ (1,444)	$ 2,320	$ 2,208
Bank interest income	(431)	(667)	(189)
Exchange rate differences	328	456	2,194
Other	9	10	8
Financial expense income net, total	$ (1,538)	$ 2,119	$ 4,221